Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of The Central Europe and Russia Fund, a series of Central Europe & Russia Fund, Inc., on Form N-CSR;

2.       Based on my knowledge and pursuant to 18 U.S.C.
         ss. 1350, the periodic report on Form N-CSR (the
         "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 15, 2005                        /s/Vincent J. Esposito
                                         Vincent J. Esposito
                                         President
                                         The Central Europe and Russia Fund, a
                                         series of Central Europe & Russia Fund,
                                         Inc.

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of The Central Europe and Russia Fund, a series of Central Europe & Russia Fund, Inc., on Form N-CSR;

2.       Based on my knowledge and pursuant to 18 U.S.C.
         ss. 1350, the periodic report on Form N-CSR (the
         "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 15, 2005                        /s/Paul Schubert
                                         Paul Schubert
                                         Chief Financial Officer and Treasurer
                                         The Central Europe and Russia Fund, a
                                         series of Central Europe & Russia Fund,
                                         Inc.